                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(D) of
                          The Securities Act of 1934



  Date of Report (Date of earliest event reported): October 18, 2001
                                                    ----------------



                         SunGard(R) Data Systems Inc.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                         1-12989                           51-0267091
 (State or Other Jurisdiction              (Commission                       (I.R.S. Employer
       of Incorporation)                   File Number)                    Identification No.)


                  1285 Drummers Lane, Wayne Pennsylvania                    19087
                 (Address of Principal Executive Offices)                (Zip Code)



              Registrant's telephone number, including area code:    (610) 341-8700
                                                                  -----------------


         ____________________________________________________________________
        (Former Name and Former Address, if Changed Since Last Report)
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Item 5.     Other Events
            ------------

            On October 18, 2001, SunGard Data Systems Inc. announced results for the quarter ended September 30, 2001 and revised its outlook for the full-year 2001. See press release attached hereto as Exhibit 99.1.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

       (a)  Financial Statements.

            None.

       (b)  Pro Forma Financial Information.

            None.

       (c)  Exhibits.

            99.1    Press Release dated October 18, 2001
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                                   SIGNATURE
                                   ---------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 19, 2001

                                      SUNGARD DATA SYSTEMS INC.

                                      By: /s/ Michael J. Ruane
                                         ---------------------------------
                                           Michael J. Ruane
                                           Senior Vice President-Finance and
                                           Chief Financial Officer

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                                 Exhibit Index
                                 -------------


Exhibit
-------


99.1     Press Release dated October 18, 2001